Exhibit 10.3

GUARANTY AGREEMENT

This Guaranty Agreement is entered into as of March 10, 2005, by Staktek Group L.P., a Texas limited partnership (hereinafter referred to as the “Guarantor”) in favor of Guaranty Bank (hereinafter referred to as the “Lender”).

WHEREAS, Lender proposes to lend to Staktek Holdings, Inc., a Delaware corporation (hereinafter referred to as the “Borrower,” whether one or more), up to the sum of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) (hereinafter referred to as the “Loan”) to be evidenced by a revolving promissory note in such amount executed by the Borrower, dated of even date herewith payable to the order of the Lender (hereinafter referred to as the “Note”, which term includes all amendments, modifications, renewals and extensions hereof) which Note has been executed and delivered by the Borrower to the Lender in accordance with the provisions of that certain Loan Agreement (together with all amendments, modifications, statements, and replacements, the “Loan Agreement”) dated as of even date herewith between the Borrower and the Lender; and

WHEREAS, Guarantor will directly benefit from Lender’s making loans or extending credit or other financial accommodations to the Borrower including but not necessarily limited to the Loan; and

WHEREAS, Lender is not willing to make the Loan or otherwise extend credit or other financial accommodations to the Borrower unless the Guarantor unconditionally guarantees payment of all Guaranteed Debt (as hereinafter defined); and

NOW THEREFORE, as a necessary inducement to Lender to make the Loan and other loans and financial accommodations and extensions of credit to the Borrower as the Lender may from time to time agree and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Guarantor hereby agrees, represents and warrants as follows:

ARTICLE 1.

Nature and Scope of Guaranty

Section 1.01 Guaranty Obligation. The Guarantor hereby jointly, severally, irrevocably and unconditionally guarantees to the Lender and its successors and assigns, the due and punctual payment of the Guaranteed Debt and the payment and performance of all other obligations now or hereafter arising hereunder, whether or not the Borrower may be released from performance of any of the agreements, covenants, terms or conditions contained in the Note, Loan Agreement or any document, instrument or agreement pertaining to the Guaranteed Debt.

Section 1.02 The Guaranteed Debt. As used herein, the term “Guaranteed Debt” shall mean:

(a) All principal, interest, reasonable attorney’s fees, commitment fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of the Borrower to the Lender at any time arising, whether by acceleration of maturity or lapse of time or otherwise, under the Note, the Loan Agreement and all of the terms, provisions and conditions of any other notes, instruments, contracts or other agreements which may have been or may hereafter be executed by the Borrower to or for the benefit of the Lender evidencing, securing or otherwise in connection with the Loan and any amendment, renewal, extension and rearrangement of any thereof and substitution of any therefor; and

(b) Any and all other indebtedness, liabilities, obligations and duties of every kind or character, that are now or at any time or times hereinafter may be or become owing from the Borrower to the Lender, howsoever evidenced, whether joint or several, whether absolute or contingent, direct or indirect, primary or secondary, whether due or to become due, whether by acceleration of maturity or lapse of time or otherwise, whether voluntary, involuntary or by operation of law, together with any and all renewals, amendments, rearrangements, consolidations and extensions of any thereof; and

(c) All costs, expenses and fees, including but not limited to court costs and attorneys’ fees, arising in connection with the collection of any and all amounts, indebtedness, obligations and liabilities of the Borrower to the Lender described in this Section 1.02, whether collection is sought by suit, through probate or bankruptcy proceedings or through any other judicial proceeding or by any other formal or informal procedures, as well as any other costs incurred by the Lender in enforcing or protecting any of the Lender’s rights, remedies or recourses hereunder.

(d) Any and all interest and other indebtedness, liabilities, obligations and duties of every kind and character of the Guarantor pursuant to this agreement following the filing by or against the Borrower of any petition for relief under any Bankruptcy Law, as the same may hereafter be amended. For purposes hereof, “Bankruptcy Law” means any foreign, state, or federal law relating to bankruptcy, insolvency, reorganization or relief of debtors, including (without limitation) Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

(e) All interest, costs, expenses and fees, including but not limited to court costs and attorneys’ fees, owing by the Borrower or by the Guarantor following the filing by or against the Borrower or the Guarantor of any petition for relief under any Bankruptcy Law, as the same may hereafter be amended.

Section 1.03 No Limitation. It is understood that the enumeration of specific types of indebtedness herein is made for purposes of illustration only and shall not be construed as a limitation upon the obligations included in the definition of Guaranteed Debt and which are guaranteed hereby.

Section 1.04 Nature of Guaranty. It is specifically agreed that:

(a) This Guaranty Agreement is a continuing, unconditional irrevocable guaranty of payment and not a guaranty of collection;

(b) Subject to the provisions of Section 4.02 hereof, this guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Debt arising or created after any attempted revocation by Guarantor and shall be binding upon the Guarantor and the respective heirs, legal representatives, executors, administrators and successors of the Guarantor; and

(c) If the Guarantor becomes liable for any indebtedness owing by the Borrower to the Lender, by endorsement or otherwise than under this Guaranty Agreement, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty Agreement had not existed. If such indebtedness would have been included in and covered by this Guaranty Agreement had there been no such endorsement or other liability, then this Guaranty Agreement shall also cover and include such indebtedness and be and remain in force and effect as to such indebtedness. In the event the Guarantor shall hereafter endorse or guarantee any indebtedness from the Borrower to the Lender, then and in each such event the amount of such item of indebtedness shall be deemed to be added to the maximum amount for which the Guarantor would otherwise be liable hereunder so that this Guaranty Agreement shall be increased by such additional amount as to the Guarantor, without, however, in any way impairing or diminishing any responsibility or liability for such indebtedness which would otherwise have existed under this Guaranty Agreement against the Guarantor.

(d) If the Borrower’s obligation ceases to exist or is discharged by reason of the provisions of Bankruptcy Law, as the same may hereafter be amended, the Guarantor shall remain liable on the Guaranteed Debt for the principal and all prior and subsequent interest, costs, expenses, fees (including but not limited to attorneys’ fees), as well as any other indebtedness, obligations, and liabilities. Nothing in this Agreement is to be construed to the contrary.

Section 1.05 Exoneration of Lender. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Lender by reason of any action the Lender may take or omit to take with respect to the Guaranteed Debt, or this Guaranty Agreement, including but not limited to the collection of any sums mentioned therein, or in connection with any security or other guaranty now or hereafter existing therefor.

Section 1.06 Waiver of Notices and Acceptance; Consents. The Guarantor specifically waives notice of, and consents to, (i) acceptance of this guaranty by the Lender, (ii) the existence of loans or advances made by Lender to Borrower, (iii) any increase, extension, modification, renewal or rearrangement of the Guaranteed Debt, (iv) any indulgences allowed by Lender with respect to the Guaranteed Debt, the Loan Agreement, this Guaranty Agreement or any part or parts thereof or any nonpayment, breach or default thereon, (v) any sale or foreclosure (or posting or advertising for sale or foreclosure; it being the specific intent of the Lender and Guarantor that Guarantor shall not be considered a “Debtor” as defined in Section 9.102(a)(28) of the Texas Business & Commerce Code), (vi) any other grace, demand, protest, presentment and notice of demand, (vii) the amount of the Guaranteed Debt outstanding at any time, (viii) any deterioration in the financial or business condition or prospects of the Borrower, and (ix) generally all other notices of every kind in connection with the provisions of this Guaranty Agreement and any other documents or agreements evidencing, securing or relating to the Guaranteed Debt.

Section 1.07 No Fraudulent Transfer. Guarantor, and by its acceptance of this Guaranty Agreement, the Lender hereby confirms that it is the intention of all such persons that this Guaranty Agreement and the obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Agreement and the obligations of Guarantor hereunder. To effectuate the foregoing intention, the Lender and the Guarantor hereby irrevocably agree that the obligations of Guarantor under this Guaranty Agreement at any time shall be limited to the maximum amount as will result in the obligations of Guarantor under this Guaranty Agreement not constituting a fraudulent transfer or conveyance.

ARTICLE 2.

Payments and Credits

Section 2.01 Payments. All payments made upon the Guaranteed Debt at any time shall be deemed to have been paid by the Borrower unless express written notice is given to the Lender at the time of payment by the Guarantor that such payment is paid by said Guarantor.

Section 2.02 Payment By Guarantor. In each event whenever any of the Guaranteed Debt shall become due and remain unpaid (howsoever the maturity thereof may have occurred), the Guarantor shall, upon demand, pay the amount due thereon to the Lender, without notice having been given to Guarantor previous to such demand of the acceptance by the Lender of this Guaranty Agreement or of the creating or incurring of such indebtedness, and without presentment, protest, notice of protest, notice of non-payment, or any other notice whatsoever.

Section 2.03 Place of Payment. All amounts becoming payable by Guarantor to the Lender under this Guaranty Agreement shall be payable at the Lender’s principal place of business in the City of Dallas, Dallas County, Texas.

Section 2.04 Application of Other Payments or Credits. If the total indebtedness of the Borrower to the Lender shall at any time exceed the amount for which the Guarantor may be liable under the provisions hereof, the Lender (without in anywise impairing its rights hereunder or diminishing said Guarantor’s liability) shall be at liberty to apply to so much of said indebtedness as shall exceed the Guaranteed Debt for which the Guarantor is liable any amounts paid to or received by or coming into the hands of the Lender from or attributable to the Borrower or the Guarantor or any other person or party liable for any of said indebtedness or from or attributable to or representing proceeds of any property or security held by the Lender securing payment of any of said indebtedness or any credits, deposits or offsets due said Borrower or the Guarantor or any other person or party liable on any of said indebtedness (whether or not the Guaranteed Debt or such indebtedness is then due), it being intended to give the Lender the right to apply all payments, credits and offsets and amounts becoming available for application on or credit against the indebtedness of the Borrower to the Lender (now or hereafter existing) first toward payment and satisfaction of the Borrower’s indebtedness not hereby guaranteed, before making application thereof on or against the Guaranteed Debt for which the Guarantor is and shall be liable hereunder.

Section 2.05 Application of Security, Proceeds. Guarantor expressly waives any right to the benefit of or to require or control application of any security or collateral or property or the proceeds of any security or collateral or property now existing or hereafter obtained by the Lender as security for the Guaranteed Debt, or any part thereof, and agrees that the Lender shall have no duty insofar as the Guarantor is concerned to apply upon any of the Guaranteed Debt any monies, payments or other property at any time received by or paid to or in the possession of the Lender, except as the Lender shall determine in its sole discretion.

Section 2.06 Effect of Bankruptcy. This Guaranty shall continue to be effective or reinstated, as the case may be, if at any time any payment to the Lender of all or part of the Guaranteed Debt is rescinded or must otherwise be restored or refunded by the Lender pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving the Borrower. In the event that the Lender must rescind or restore any payment received by the Lender in satisfaction of any of the Guaranteed Debt as set forth herein, any prior release or discharge under the terms of this Guaranty given to any Guarantor by the Lender shall be without effect, and this Guaranty shall remain in full force and effect.

Section 2.07 No Duty to Pursue Others. The Guarantor agrees:

(a) that it shall not be necessary or required that the Lender (and the Guarantor hereby waives any rights which it may have to so require Lender), in order to enforce any obligations under this Guaranty Agreement, must first (i) make demand for payment upon the Borrower or any other person liable on the Guaranteed Debt or present same for payment thereto or make protest or give notice thereto of the maturity or non-payment thereof; (ii) proceed to obtain or assert a claim for a judgment or otherwise institute suit or exhaust its remedies against Borrower, other guarantors of the Guaranteed Debt, others liable on the Guaranteed Debt or any other person, (iii) assert or institute claim or suit against the assets or estate of the Borrower, other guarantors or others liable on the Guaranteed Debt, (iv) enforce its rights against any security which shall ever have been given to secure the Guaranteed Debt, (v) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement, or (vi) resort to any other means of obtaining payment of the Guaranteed Debt;

(b) that Guarantor hereby waives all rights to which the Guarantor may or might otherwise become entitled to with respect to the provisions of Section 34.02 and 34.03 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, and Rule 31 of the Texas Rules of Civil Procedure, as amended, and agrees that the rights of the Guarantor pursuant to the provisions of Section 34.04 of the Texas Business and Commerce Code, as amended, shall be subject to, secondary, subordinate and inferior in all respects to the rights of the Lender pursuant to this Guaranty Agreement.

Section 2.08 Discharge of Obligations. Guarantor agrees that the fact that at any time or from time to time the Guaranteed Debt may be increased, reduced or paid in full shall not release, discharge or reduce the obligations of the Guarantor with respect to any obligations thereafter incurred in connection with the Guaranteed Debt. It is the intention of the Lender and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance, unless otherwise expressly agreed in writing by Lender or as might otherwise be provided in this Guaranty Agreement.

Section 2.09 Subordination. Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to Guarantor by the Borrower (the “Subordinated Obligations”) to the Guaranteed Debt to the extent and in the manner hereinafter set forth in this Section 2.09:

(a) Prohibited Payments, Etc. Except during the continuance of a default in the performance of, or compliance with, the Borrower’s obligations to the Lender (a “Default”) (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Borrower), Guarantor may receive regularly scheduled payments from the Borrower on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Borrower), however, unless the Lender otherwise agrees, Guarantor shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b) Prior Payment of Guaranteed Debt. In any proceeding under any Bankruptcy Law relating to the Borrower, Guarantor agrees that the Lender shall be entitled to receive payment in full in cash of all Guaranteed Debt (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before Guarantor receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Borrower), Guarantor shall, if the Lender so requests, collect, enforce and receive payments on account of the Subordinated Debt as trustee for the Lender and deliver such payments to the Lender on account of the Guaranteed Debt (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty Agreement.

(d) Lender Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Borrower), the Lender is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Debt (including any and all Post Petition Interest), and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Lender for application to the Guaranteed Debt (including any and all Post Petition Interest).

ARTICLE 3.

Events and Circumstances Not Reducing or

Discharging Guarantor’s Obligations.

The Guarantor agrees that the rights of the Lender and any and all of the obligations, covenants, agreements, duties and liabilities of the Guarantor created hereunder shall not in any manner whatsoever be reduced, discharged, diminished, impaired or affected by any or more of the events, circumstances or occurrences described in the following section of this Article 3 (whether such events, circumstances or occurrences take place before or after receipt of a notice of revocation pursuant to Section 4.02 hereof) and the Guarantor consents to each thereof:

Section 3.01 Extensions, Modifications and Adjustments. Whether material or otherwise, any renewal, extension, modification, amendment, alteration or rearrangement of, or any indulgence, delay (in enforcement or otherwise), adjustment, forbearance or compromise that might be granted or given by Lender to the Borrower or the Guarantor with respect to the Loan Agreement or the Guaranteed Debt (including but not limited to any maturity(ies) thereof) or any part or parts hereof, or any other agreement, contract or instrument between Borrower and Lender or any other person or party, pertaining to the Guaranteed Debt, and the execution and delivery of amendments, modifications, restatements, promissory notes and other new documents to evidence the same shall not be a novation, and it is agreed hereby that Lender may compound with any one or more guarantor for such sum or sums as it may decide and release one or more guarantors from all further liability to the Lender for the Guaranteed Debt without impairing the right of the Lender to demand and collect the balance of the Guaranteed Debt from the Guarantor or any other guarantor not so released (subject to the provisions of Section 4.01 hereof); or

Section 3.02 Security, Collateral, Liens.

(a) Any release, subordination, substitution, deterioration, waste, loss or impairment of any collateral or property or security now or hereafter existing to secure payment of the Guaranteed Debt or any part thereof, with or without valuable consideration, and, whether material or otherwise, any modification, amendment, alteration or rearrangement of, or any indulgence, delay (in enforcement or otherwise), adjustment, forbearance or compromise that might be granted or given by Lender with respect to any agreement, contract or instrument relating to any collateral or property or security now or hereafter existing to secure payment of the Guaranteed Debt or any part thereof, with or without valuable consideration; or

(b) the failure of Lender or any other party to exercise diligence, commercial reasonableness or reasonable care in the preservation, protection, enforcement, sale, disposal or other handling or treatment of all or any part of such collateral or property or security; or

(c) any other act, omission, delay or lack of diligence or care in exercising any right or power with respect to the Loan Agreement, any of the Guaranteed Debt or any security or collateral now existing or hereafter arising; or

(d) the fact that any security interest or lien created or granted or intended to be given or created as security for the payment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being acknowledged and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any collateral or security for the Guaranteed Debt; or

Section 3.03 Release of Obligors. Any full or partial release of the Borrower or of any other guarantors or co-guarantors or any other person or entity now or hereafter liable, whether primarily or secondarily, jointly and/or severally, to pay, perform or guarantee payment of the Guaranteed Debt or any part thereof, or from the performance or observance of any of the agreements, covenants, terms or conditions contained in this agreement, the Note, the Loan Agreement or any document, instrument, or agreement pertaining to the Guaranteed Debt; it being acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt in full without the support or assistance of any other party, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a belief, understanding or agreement that other parties will at all times be liable to perform the Guaranteed Debt, or that Lender will look to other parties to perform the Guaranteed Debt; or

Section 3.04 Other Security. The taking or accepting of any other security, collateral or guaranty or other assurance of payment, for all or any part of the Guaranteed Debt; or

Section 3.05 Invalidity of the Guaranteed Debt. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection therewith, for any reason whatsoever, including without limitation, the fact(s) that,

(a) the Guaranteed Debt, or any part thereof, now or at any time hereafter exceeds the amount permitted by law,

(b) the act of creating or guaranteeing the Guaranteed Debt or any part thereof, is ultra vires,

(c) the officers, agents, attorneys-in-fact or other representatives creating or guaranteeing the Guaranteed Debt or any part thereof, acted without any or in excess of their authority,

(d) the Guaranteed Debt or any of the obligations or indebtedness thereunder, in whole or in part, violates applicable usury laws,

(e) the Borrower has valid claims, defenses or offsets (whether at law, in equity or by agreement) which renders the Guaranteed Debt wholly or partially void, voidable, unenforceable or uncollectible as against the Borrower,

(f) the Note, Loan Agreement or any document, instrument or agreement pertaining to the Guaranteed Debt has been forged or otherwise is irregular or not genuine or authentic,

(g) any other facts which for any other reason would render the Guaranteed Debt unenforceable or uncollectible against the Borrower; or

Section 3.06 Condition of Borrower or Guarantor. The insolvency, bankruptcy (whether voluntary or involuntary), discharge in bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or Guarantor; or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor; or any assignment for the benefit of creditors; or any reorganization or reincorporation of Borrower or Guarantor (even though rendering the Guaranteed Debt or any part or parts thereof void or uncollectible as against the Borrower); or any other similar proceedings affecting the Borrower or any of its assets; or any deterioration in the business or financial prospects or condition of the Borrower; or

Section 3.07 Lender’s Failure to Act. Any failure, omission, or delay of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender by this agreement, the Note, the Loan Agreement or any document, instrument or agreement pertaining to the Guaranteed Debt; or the doing or omission of any acts referred to in any of such instruments; or

Section 3.08 Lender’s Failure to Disclose. Any failure of the Lender to disclose adverse information regarding the financial condition or business prospects of the Borrower, whether such adverse information is now known or should be known to the Lender or is hereafter learned or should have been learned by the Lender and whether or not, in any case, such information would increase the Guarantor’s risk under this Guaranty Agreement.

ARTICLE 4.

Certain Waivers, Etc.

Section 4.01 Guarantor’s Rights of Contribution and Subrogation. Anything to the contrary contained in this Guaranty or any payments made by any party hereunder notwithstanding, Guarantor shall not have and Guarantor specifically waives, any right of subrogation, reimbursement, exoneration, contribution, indemnification, whether or not such claim arises in equity, under contract, by statute, under common law or otherwise arising in or under the documents evidencing or securing payment of the Guaranteed Debt, or to participate in any way therein, or in any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Debt (if any), all such rights of subrogation, reimbursement, exoneration, contribution, indemnification, and participation being hereby expressly waived and released.

Section 4.02 Limitation of Guarantor’s Continuing Liability. The Guarantor may give to the Lender written notice that the Guarantor giving such notice will not be liable hereunder for any indebtedness created, incurred or arising after the giving of such notice. The notice above provided shall not be considered as given until actually received and acknowledged in writing by an officer of the Lender. Any such notice shall not alter or affect the liability of the Guarantor giving such notice as to any of the Guaranteed Debt which is created, incurred or which arises prior to the receipt and acknowledgment thereof by the Lender as aforesaid, or which was pursuant to a commitment made by the Lender prior to the date of its written acknowledgment of receipt thereof as aforesaid (it being the express intention of the parties hereto that such limitation of liability, if any, will not apply to any future renewal, extension, modification or rearrangement thereof even if occurring after such notice has been received and acknowledged). Any and all of the Guaranteed Debt evidenced by or arising pursuant to the Note or the Loan Agreement are hereby agreed to have been created and incurred on the date of the Note and Loan Agreement, respectively.

Section 4.03 Notification of Claims; Waiver. The Guarantor shall notify the Lender in writing promptly (and in any event within 15 days after the Guarantor has received notice thereof from any source) of any action or inaction on the part of the Lender which is alleged to have injured the Borrower or the Guarantor in any respect. In the event the Guarantor fails to give the Lender such notice, the Guarantor shall be deemed to have irrevocably and unconditionally waived any and all claims, demands, defenses and offsets against the Lender which directly or indirectly, proximately or remotely, arise from such action or inaction.

Section 4.04 Limitation of Remedies. Anything contained in this Guaranty Agreement and anything contained in the Note or the Loan Agreement to the contrary notwithstanding, in the event that the Lender (i) fails or refuses to grant consent or approval when required by applicable law or when required hereunder or under the Loan Agreement for any matter, or (ii) acts unreasonably or unreasonably withholds or delays acting in any circumstance where by law or hereunder or under the Loan Agreement there is an obligation to act reasonably or promptly (it being agreed that no such obligation is implied), the Guarantor agrees that the damages which might arise as a result of such actions or inactions are incapable of accurate determination. Accordingly, the Guarantor agrees that the remedies of specific performance and injunctive relief are and shall be the sole and exclusive remedies and relief of the Guarantor with respect to such actions against the Lender, and the Guarantor hereby irrevocably and unconditionally waives all claims for damages with respect thereto.

ARTICLE 5.

Representations and Warranties

To induce Lender to enter into the Loan and to extend credit and other financial accommodations to Borrower, the Guarantor represents and warrants to Lender that:

Section 5.01 Benefit. Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty Agreement and the Guaranteed Debt.

Section 5.02 Familiarity and Reliance. In the event all or any part of the Guaranteed Debt is or is to be secured, the Guarantor is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, Guarantor is not relying on such collateral as an inducement to enter into this Guaranty Agreement.

Section 5.03 No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

Section 5.04 Guarantor’s Financial Condition. Upon giving effect to (a) the execution of this Guaranty Agreement and (b) the consummation of the transactions contemplated under the Loan Agreement, the following are true and correct after diligent investigation:

(i) The fair saleable value of the assets of Guarantor exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including, without limitation, pending or overtly threatened litigation in amounts in excess of effective insurance coverage and all other contingent liabilities) of Guarantor as they mature.

(ii) The assets of Guarantor do not constitute unreasonably small capital for Guarantor to carry out its business as now conducted and as proposed to be conducted including the capital needs of Guarantor, taking into account the particular capital requirements of the business conducted by Guarantor, and projected capital requirements and capital availability thereof.

(iii) Guarantor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by Guarantor, and of amounts to be payable on or in respect of debt of Guarantor).

(iv) The fair saleable value of the assets of Guarantor is greater than the total fair value of the liabilities, including contingent, subordinated, absolute, fixed, matured or unmatured, and liquidated or unliquidated liabilities, of Guarantor.

Section 5.05 Guarantor’s Due Diligence. Guarantor has such knowledge of the business and financial affairs of the Borrower as Guarantor deems necessary to evaluate the risks of executing and delivering this Guaranty Agreement to the Lender and is capable of evaluating such risks by reason of Guarantor’s knowledge and experience. All information has been made available to Guarantor by the Borrower which is necessary for the evaluation of such risks. Guarantor has consulted with and received advice from legal counsel and financial advisers (or has had the opportunity to do so and has chosen not to) with respect to such risks and Guarantor has not relied, and shall not rely in the future, upon the Lender to conduct any investigation of the Borrower’s financial condition or business prospects or to notify the Guarantor now or in the future of any adverse information with respect thereto which could increase the Guarantor’s risk under this Guaranty Agreement.

Section 5.06 Determination of Benefit. The Partners of Staktek Group L.P., acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, have determined that this Guaranty Agreement directly or indirectly benefits the Guarantor and is in the best interests of Guarantor. Guarantor and Borrower are mutually dependent on each other in the conduct of their respective businesses and are an integrated business enterprise. The maintenance and improvement of Borrower’s financial condition is vital to sustaining Guarantor’s business and the transactions contemplated in the Loan Agreement produce distinct and identifiable financial and economic direct or indirect benefits to Guarantor. Such identifiable benefits include the general improvement of Guarantor’s financial and economic condition.

Section 5.07 Legality. The execution, delivery and performance by Guarantor of this Guaranty Agreement and the consummation of the transactions contemplated hereunder (i) have been duly authorized by all necessary corporate and stockholder action, and (ii) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which the Guarantor is a party or which may be applicable to the Guarantor or any of its assets, or violate any provisions of its Certificate of Incorporation, Bylaws or any other organizational document of Guarantor; this Guaranty Agreement is a legal and binding obligation of the Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

Section 5.08 Organization and Good Standing. Staktek Group L.P. (i) is, and will continue to be, a limited partnership duly organized under the laws of the State of Texas, and (ii) possesses all requisite authority, power, licenses, permits and franchises necessary to own its assets, to conduct its business and to execute and deliver and comply with the terms of this Guaranty Agreement.

Section 5.09 Due Execution and Authorization. Guarantor is duly authorized to execute, deliver and perform this Guaranty Agreement.

ARTICLE 6.

Miscellaneous Provisions

Section 6.01 Transfer or Assignment by Lender. This Guaranty Agreement is intended for and shall inure to the benefit of the Lender and each and every other person who shall from time to time be or become the owner or holder of any of the Guaranteed Debt, and each and every reference herein to the Lender shall also include and refer to each and every successor or assignee of the Lender at any time holding or owning any part of or interest in any part of the Guaranteed Debt. This Guaranty Agreement shall be transferable and negotiable by the Lender, with the same force and effect and to the same extent that the Guaranteed Debt or any part thereof is transferable, it being understood and stipulated that upon the assignment or transfer by the Lender of any of the Guaranteed Debt the legal holder or owner of the Guaranteed Debt (or any part thereof or interest therein thus transferred or assigned by the Lender), shall also, unless provided otherwise by the Lender in its assignment, have and may exercise all of the rights granted to the Lender under this Guaranty Agreement to the extent of the part of or interest in the Guaranteed Debt thus assigned or transferred to said person. The Guarantor expressly waives notice of transfer or assignment of the Guaranteed Debt, or any part thereof, or of the rights of the Lender hereunder.

Section 6.02 Transfer or Assignment by Guarantor. It is hereby agreed that Guarantor may not, without the express prior written consent of Lender acknowledged by an officer thereof, transfer or assign any of its rights, powers, duties or obligations hereunder.

Section 6.03 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

Section 6.04 Notices. It is agreed that:

(a) Any notice or demand to the Guarantor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the third day after the deposit thereof, in writing, in the United States mail, duly stamped and addressed to the Guarantor at the address of the Guarantor shown below the Guarantor’s signature hereto (whether actually received or not), but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon the Guarantor in any situation or for any reason.

(b) Any notice which Guarantor may or shall give to the Lender shall be personally delivered or mailed by prepaid certified or registered mail return receipt requested, delivery restricted to addressee only at the address of the Lender as shown below.

Guaranty Bank
301 Congress Avenue, Suite 300
Austin, Texas 78701
Attn: Mike McConnell

(c) In the event that Lender or Guarantor changes its mailing address, notice shall be given to the other party in the manner described in (a) and (b) of this Section 6.04.

Section 6.05 Invalid Provisions. If any provision of this Guaranty Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Guaranty Agreement, such provision shall be fully severable and this Guaranty Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall, to the extent permitted by law, remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision.

Section 6.06 Right of Set-Off. Upon the occurrence and during the continuance of any Default by the Borrower in the compliance with or performance of any of its obligations to the Lender relating to the Guaranteed Debt, or upon the breach of Guarantor’s obligations hereunder, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Lender agrees promptly to notify Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

Section 6.07 No Conditions. The Guarantor acknowledges, represents and warrants to the Lender that (a) no promises or inducements have been made to the Guarantor to execute and deliver this Guaranty Agreement to the Lender, other than those promises and inducements (if any) which are expressly set forth in this Guaranty Agreement and (b) either there are no conditions or all conditions (if any) which the Guarantor may require to be satisfied as a condition to the execution and delivery of this Guaranty Agreement by the Guarantor to the Lender have been satisfied and (c) the Guarantor is not relying upon or requiring the guaranty of any other person or entity for all or any part of the Guaranteed Debt in executing and delivering this Guaranty Agreement to the Lender.

Section 6.08 GOVERNING LAW, JURISDICTION. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS GUARANTY AGREEMENT. FOR PURPOSES OF THIS GUARANTY AGREEMENT AND THE RESOLUTION OF DISPUTES HEREUNDER, GUARANTOR HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO, AND WAIVES ANY OBJECTION TO, THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF TEXAS.

Section 6.09 Numerical and Personal References. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the contest otherwise requires the word “person” or “party” shall include “person, corporation, firm, partnership, joint venture or association.”

Section 6.10 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

Section 6.11 Rights and Remedies. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

Section 6.12 Multiple Counterparts. To facilitate execution, this Guaranty Agreement may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Additionally, the parties hereto hereby agree that (a) the signature pages taken from separate individually executed counterparts of this Guaranty Agreement may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature. All executed counterparts of this Guaranty Agreement shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

Section 6.13 WAIVER OF JURY TRIAL. GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE NOTE, THE GUARANTEED DEBT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 6.14 NO OTHER AGREEMENTS. THIS WRITTEN GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDER AND THE GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE LENDER AND THE GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE GUARANTOR.

EXECUTED as of the day and date first above written.

Address:	Staktek Group L.P., a Texas limited partnership
8900 Shoal Creek Blvd.
Suite 125 Austin, Texas 78757	By:	Staktek GP LLC, a Delaware limited liability company, its sole General Partner

		By:	Staktek Corporation, a Texas corporation, its sole Member

By:
W. Kirk Patterson
Vice President and
Chief Financial Officer